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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 30, 2002



                           ORASURE TECHNOLOGIES, INC.
                           --------------------------
                 (Exact name of issuer as specified in charter)




           DELAWARE                   1-10492                      36-4370966
(State or Other Jurisdiction         (Commission                (I.R.S. Employer
       of Incorporation or              file                     Identification
          Organization)                 number)                       Number)





                               150 Webster Street
                          Bethlehem, Pennsylvania 18015
                    (Address of principal executive offices)




                                 (610) 882-1820
              (Registrant's telephone number, including area code)


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Item 5 - Other Events.

OraSure Technologies, Inc. (the "Company") issued a press release on April 30, 2002, announcing financial results for the first quarter of 2002. A copy of the press release is attached to this Report as Exhibit 99 and is incorporated herein by reference.

Item 7. - Financial Statements and Exhibits.

    (c)   Exhibits.

    Exhibits are listed on the attached exhibit index following the signature page of this Report.

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Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            ORASURE TECHNOLOGIES, INC.




Date: May 1, 2002                           By:   /s/ Jack E. Jerrett
                                                ------------------------
                                                Jack E. Jerrett
                                                Vice President, General Counsel
                                                and Secretary

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                                  EXHIBIT INDEX

Exhibit
-------

99 Press Release issued April 30, 2002 by OraSure Technologies announcing first quarter 2002 financial results.